EXHIBIT 10.1.1

LIMITED WAIVER AND

FIRST AMENDMENT TO

MASTER CREDIT AGREEMENT

This Limited Waiver and First Amendment to Master Credit Agreement (“Amendment” or “First Amendment”) is made and entered into effective as of September 28, 2016 (the “Effective Date”), by and between ABE South Dakota, LLC, a Delaware limited liability company (“Borrower”), and AgCountry Farm Credit Services, PCA, a federal production credit association organized under the Farm Credit Act of 1971, as amended (“Lender”) for the purpose of amending the Master Credit Agreement between Borrower and Lender dated as of December 29, 2015 (the “Master Agreement”).

RECITALS

A.

Concurrently herewith, Borrower and Lender are entering into that certain Third Supplement to Master Credit Agreement (2016 Term Loan), pursuant to which Lender will provide financing to fund a portion of Borrower’s purchase and installation of certain corn oil extraction equipment. Borrower’s investment in such equipment will cause Borrower’s Capital Expenditures to exceed annual limitations under the Credit Agreement; and, subject to the terms hereof, Lender agrees to a one-time increase the annual Capital Expenditures limitation as necessary accommodate the investment.

B.

Borrower has requested an amendment to the Master Agreement to eliminate its obligation to maintain a certain Owner’s Equity Ratio; and, subject to the terms hereof, Lender agrees to eliminate such requirement under the Master Agreement.

C.

Borrower and Lender are parties to that certain Post-Closing Agreement dated December 29, 2015, pursuant to which Borrower agreed to obtain from Land O’Lakes Purina Feed LLC (now known as Land O’Lakes Purina Nutrition LLC) (referred to herein as “LOL Purina”) an amendment to an existing easement benefiting Borrower and a subordination agreement benefiting Lender.  Borrower is unable to obtain such easement and subordination agreement; and, subject to the terms hereof, Lender agrees to waive such requirements of the Post-Closing Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Amendment, the Parties agree as follows:

1.Definitions.  Capitalized terms used herein without definition have the meanings specified in the Master Agreement.

2.Temporary Amendment of Capital Expenditures Covenant.  For the year ending September 30, 2016, Borrower may make Capital Expenditures in an amount not to exceed $3,000,000, notwithstanding Section 5.03 of the Master Agreement.  Borrower’s maximum Capital Expenditure authorization under such Section 5.03 of the Master Agreement shall revert to $2,000,000 for all years ending after September 30, 2016.

3.Elimination of Owner’s Equity Ratio Covenant.  Section 5.04 of the Master Agreement is deleted in its entirety and replaced with “Reserved.”

4.Consent and Limited Waiver of Certain Covenants.  Lender hereby waives Borrower’s obligations to deliver the lease subordination agreement and recordable easement or amendment to an existing easement, each from LOL Purina, under paragraphs 4 and 5, respectively of the Post Closing Agreement.

5.Representations; Events of Default.  In order to induce Lender to execute this Amendment, Borrower, as of the date of this Amendment, hereby: (a) makes and renews the representations and warranties contained in Article III of the Master Agreement, and (b) certifies to Lender that there are no existing Defaults or Events of Default.

6.Purina Lease Covenants.  Borrower agrees to maintain its Ground Lease dated May 1, 1998, as amended effective July 16, 2004, with Land O’Lakes Purina Feed LLC, as lessor, in full force and effect, shall promptly notify Lender of any termination thereof, and shall permit no amendment thereto without the prior written consent of Lender.

7.General.  On and after the effectiveness of this Amendment, each reference in the Master Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Master Agreement, and each reference in the Loan Documents to the Master Agreement or the Credit Agreement, shall mean the Master Agreement or the Credit Agreement, as the case may be, as amended by this Amendment.  Except to the extent amended by this Amendment the Credit Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

9.Expenses and Fees.  Borrower shall pay or reimburse the Lender for attorneys’ fees and costs of Lender’s legal counsel in connection with the preparation, execution, delivery and consummation of this Amendment and the transactions and documents related to or contemplated hereby. Borrower agrees to pay to Lender an amendment fee of $10,000.

10.Counterpart Signatures.  This Amendment may be executed by each party in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one binding document.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the Effective Date.

BORROWER:

ABE SOUTH DAKOTA, LLC

By:___/s/ Richard R. Peterson_____________________

Name: Richard R. Peterson

Title: President and Chief Executive Officer

LENDER:

AGCOUNTRY FARM CREDIT SERVICES, PCA

By:__/s/ Randolph L. Aberle_______________________

Name: Randolph L. Aberle
Title:  Senior Vice President

Agribusiness and Capital Markets

Signature Page to First Amendment to Master Credit Agreement